KEMPER VARIABLE SERIES
                        Kemper Small Cap Growth Portfolio

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 1999
                             -----------------------

The following text replaces information for the Kemper Small Cap Growth Portfolio in the "Portfolio Management" section of the prospectus:

Jesus A. Cabrera is the Lead Portfolio Manager for Kemper Small Cap Growth Portfolio. Mr. Cabrera joined Scudder Kemper in 1999 as a portfolio manager. He began his investment career in 1989. Prior to joining Scudder Kemper he was Head of the Small Cap Growth Group at an unaffiliated investment management company.

October 20, 1999